UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2011
BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-122770 (Commission File Number)	20-1478587 (IRS Employer Identification No.)
1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Change in Compensation of Named Executive Officer; Departure of Named Executive Officer

On Friday, September 30, 2011, Boise Cascade Holdings, L.L.C., through its wholly owned subsidiary, Boise Cascade, L.L.C., entered into a three-year retention agreement with Thomas E. Carlile, the CEO of Boise Cascade, L.L.C. The agreement, a copy of which is attached as Exhibit 10.1, provides for a retention payment of one times Mr.Carlile's salary plus the average of the previous three short-term incentive plan payments if Mr. Carlile remains employed to September 30, 2014.
Boise Cascade Holdings, L.L.C. also announced the retirement of a named executive officer. David G. Gadda, the company's Vice President, Legal, has determined that he will retire effective December 31, 2011.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 10.1	Boise Cascade, L.L.C. Retention Agreement for Thomas E. Carile

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

	By	/s/ John T. Sahlberg
John T. Sahlberg Vice President, General Counsel and Secretary
Date: October 5, 2011